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                                                                 EXHIBIT 10.49

                  FOURTH AMENDMENT TO RESTATED LOAN AGREEMENT

         THIS FOURTH AMENDMENT TO RESTATED LOAN AGREEMENT (hereinafter referred to as the "Agreement") executed as of the 21st day of August, 1997, by and among NATIONAL ENERGY GROUP, INC., a Delaware corporation ("Borrower") and BOOMER MARKETING CORPORATION, an Oklahoma corporation ("Boomer") (Boomer is hereinafter referred to as "Guarantor") and BANK ONE, TEXAS, N.A., a national banking association ("Bank One") and CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais") and each of the financial institutions which may from time to time become a party hereto or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually as "Bank") and Bank One, as "Administrative Agent" and Credit Lyonnais as "Syndication Agent."

                              W I T N E S S E T H:

         WHEREAS, Borrower, Guarantor, Banks and Agent entered into a Restated Loan Agreement, dated as of August 29, 1996 (the "Loan Agreement") under the terms of which the Banks agreed to provide the Borrower with a reducing revolving line of credit facility in an amount of up to $100,000,000 and a term loan in an amount of up to $5,000,000; and

         WHEREAS, Borrower, Guarantor, Banks and Agent entered into a First Amendment to Restated Loan Agreement dated October 31, 1996 and a Second Amendment to Restated Loan Agreement dated March 7, 1997 and a Third Amendment to Restated Loan Agreement dated May 12, 1997; and

         WHEREAS, the Borrower, the Guarantor and the Banks have agreed to amend the Loan Agreement to make certain changes thereto.

         NOW, THEREFORE, the parties hereto agree to amend the Loan Agreement as follows:

         1. Section 7(b) of the Loan Agreement is hereby amended by deleting the last sentence thereof and inserting the following in lieu thereof:

                 "If the Borrower is ever required to purchase or redeem any of the notes issued by Borrower pursuant to that certain Indenture (the "1996 Indenture") dated as of November 1, 1996 by and among Borrower, National Energy Group of Oklahoma, Inc. and Bank One, Columbus, N.A., as Trustee (the "1996 Senior Unsecured Notes") or pursuant to that certain Indenture (the "1997 Indenture") (the 1996 Indenture and the 1997 Indenture are hereinafter sometimes collectively referred to as the "Indenture") dated as of August 15, 1997, by and among Borrower and Bank One, Columbus, N.A., as Trustee (the "1997 Senior Unsecured Notes") (the 1996 Senior Unsecured Notes and the 1997 Senior Unsecured Notes are hereinafter sometimes collectively referred to as the
         "Senior Unsecured Notes"), or if any portion of the Senior Unsecured Notes becomes due for any reason, the Borrowing Base shall automatically be reduced to $0; provided, however, that with respect to any redemption required pursuant to Sections 4.11 or 4.17 of either the
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         1996 Indenture or the 1997 Indenture, the Borrowing Base shall only be reduced by an amount equal to the amount of Senior Unsecured Notes redeemed."

         2. The Banks hereby consent to the issuance of the 1997 Senior Unsecured Notes. described in the 1997 Indenture and waive any Event of Default that may occur as a result of the execution of the 1997 Indenture and related documents and the incurrence of the $65,000,000 in 1997 Senior Unsecured Notes.

         3. As of the date of this Agreement, the Borrowing Base shall be $20,000,000 and the Monthly Commitment reduction shall be $0.

         4. Except to the extent its provisions are specifically amended, modified or superseded by this Agreement, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Loan Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Loan Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Agreement, the Loan Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

         5. The obligations of Banks under this Agreement shall be subject to the following conditions precedent:

                 (a) Execution and Delivery. The Borrower and Guarantor shall have executed and delivered this Agreement, and other required documents, all in form and substance satisfactory to Banks;

                 (b) Corporate Resolutions. Agent shall have received appropriate certified corporate resolutions of Borrower and Guarantor;

                 (c) Senior Unsecured Notes. The transaction described in the 1997 Indenture shall have closed and been funded prior to September 1, 1997;

                 (d) Payoff Existing Indebtedness. The Banks shall have received payment in full of all principal, interest and fees then due or outstanding under the Loan Agreement from the proceeds of the 1997 Senior Unsecured Notes;

                 (e) Other Documents. Banks shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Bank One or





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         its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Banks; and

                 (f) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Banks retained at the expense of Borrower.

         6. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Loan Agreement.

         7. The Guarantor hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms its Guaranty Agreements, each dated as of August 29, 1996, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

         8. This Agreement may be executed in any number of identical separate counterparts, each of which for all purposes to be deemed an original, but all of which shall constitute, collectively, one Agreement.

         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Restated Loan Agreement to be duly executed as of the date first above written.


                                  BORROWER:
                                  --------

                                  NATIONAL ENERGY GROUP, INC.
                                  a Delaware corporation


                                  By: /s/ MILES D. BENDER
                                     -----------------------------------------
                                           Miles D. Bender, President

                                  GUARANTOR:
                                  ---------

                                  BOOMER MARKETING CORPORATION
                                  an Oklahoma corporation


                                  By: /s/ ROBERT A. IMEL
                                     -----------------------------------------
                                  Name: Robert A. Imel
                                       ---------------------------------------
                                  Title: Chief Financial Officer
                                        --------------------------------------





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                                  BANKS:
                                  -----

                                  BANK ONE, TEXAS, N.A.



                                  By: /s/ WM. MARK CRANMER
                                     -----------------------------------------
                                           Wm. Mark Cranmer, Vice President

                                  CREDIT LYONNAIS NEW YORK BRANCH



                                  By: /s/ ALAIN PAPIASSE
                                     -----------------------------------------
                                  Name: ALAIN PAPIASSE
                                       ---------------------------------------
                                  Title: Executive Vice President
                                        --------------------------------------


                                  ADMINISTRATIVE AGENT:
                                  --------------------

                                  BANK ONE, TEXAS, N.A.



                                  By: /s/ WM. MARK CRANMER
                                     -----------------------------------------
                                           Wm. Mark Cranmer, Vice President

                                  SYNDICATION AGENT:
                                  -----------------

                                  CREDIT LYONNAIS NEW YORK BRANCH



                                  By: /s/ ALAIN PAPIASSE
                                     -----------------------------------------
                                  Name: ALAIN PAPIASSE
                                       ---------------------------------------
                                  Title: Executive Vice President
                                        --------------------------------------





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                      [GARDERE & WYNNE L.L.P. LETTERHEAD]



August 25, 1997


Mr. Robert A. Imel
Chief Financial Officer
National Energy Group, Inc.
4925 Greenville Avenue, Suite 1400
Dallas, Texas 75206

Re:  Fourth Amendment to Restated Loan Agreement

Dear Bob:

Enclosed please find an executed original counterpart of the Fourth Amendment to Restated Loan Agreement between National Energy Group, Inc., et al. and Bank One, Texas, N.A., et al. for your files.

If you have any questions or problems with the foregoing, please do not hesitate to call.

Very truly yours,

/s/ ROBERT N. RULE JR.

Robert N. Rule, Jr.

RNR/jat

Enclosures

cc: Mr. Wm. Mark Cranmer (with enclosure)